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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 11, 2006

                               ALMOST FAMILY, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                  1-09848              06-1153720
    (State or other jurisdiction      (Commission          (IRS Employer
         of incorporation)             File No.)        Identification No.)

         9510 Ormsby Station Road, Suite 300
                Louisville, Kentucky                          40223
       (Address of principal executive offices)             (Zip Code)

                                 (502) 891-1000
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On December 11, 2006, Almost Family, Inc. (the "Registrant"), announced the authorization and approval of a two-for-one stock split effected in the form of a dividend on the Company's Common Stock. Shares of the Common Stock will be issued on January 8, 2007, to all stockholders of record as of the close of business on December 27, 2006. For more information, see the Company's press release, dated December 11, 2006, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

           (d) Exhibits.

Exhibit 99.1 -- Press Release dated December 11, 2006.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   ALMOST FAMILY, INC.


Date: December 11, 2006                            By  /s/ C. Steven Guenthner
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                                                       C. Steven Guenthner
                                                       Senior Vice President and
                                                       Chief Financial Officer